Statements of Net Assets Available for Benefits - EBP 007 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 22,190,794	$ 20,694,177
Receivables:
Notes receivable from participants	499,367	446,374
Employers’ contributions	211,501	241,264
Total receivables	710,868	687,638
Net assets available for benefits	$ 22,901,662	$ 21,381,815